Exhibit 10.11.3

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

THIRD AMENDMENT TO DISTRIBUTION AGREEMENT

July 6, 2012

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sprouts Farmer’s Markets (“SFM”) and Nature’s Best (“NB”) agree to the following amendments to their Distribution Agreement dated April 14, 2010, as previously amended as of May 31, 2011 and February 17, 2012 (“Distribution Agreement”):

1. SFM has acquired the Sunflower Farmers Market stores. In consideration for the incremental business to NB represented by these additional locations and in order to support SFM in the Texas/Oklahoma and Colorado/New Mexico markets, the cost plus rates for Texas/Oklahoma and Colorado/New Mexico stores provided for in Section 7 of and Exhibit D to the Distribution Agreement, as most recently amended by Section 1 of the Second Amendment to the Distribution Agreement, will be revised to the figures shown on the revised Exhibit D attached to this Third Amendment, effective as of July 9, 2012. From and after the date of this Third Amendment, Exhibit D to the Distribution Agreement shall be superseded and replaced by the revised Exhibit D attached to this Third Amendment.

2. SFM and NB hereby add to the Distribution Agreement all Sunflower Farmers Market and any future SFM stores located in the states of Nevada, Utah, Oklahoma and New Mexico. In consideration for the incremental business to NB represented by these additional locations, the cost plus rates provided for in Section 7 of and Exhibit D to the Distribution Agreement, as most recently amended by Section 1 of the Second Amendment to the Distribution Agreement, will be revised to the figures shown on the revised Exhibit D attached to this Third Amendment, effective as of July 9, 2012. From and after the date of this Third Amendment, Exhibit D to the Distribution Agreement shall be superseded and replaced by the revised Exhibit D attached to this Third Amendment.

3. Except as amended in this Third Amendment, all other terms and conditions of the existing Distribution Agreement shall remain in full force and effect as originally written. SFM and NB hereby affirm the Distribution Agreement, as amended by this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have entered into this Third Amendment as of the date set forth above.

By:	/s/ Doug Sanders	By:	/s/ Tom F. Echolds
	Signature		Signature

	Doug Sanders		Tom F. Echolds
	Print Name		Print Name

	7/9/12		7-6-12
	Date		Date

	Doug Sanders		Tom Echolds
	President and Chief Operation Officer Sprouts Farmer’s Market		President Nature’s Best

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit D

Cost Plus Schedule

July 9, 2012

Plateau Level	Annualized Purchases	CA Cost Plus %	AZ, NV, UT Cost Plus %	TX, OK Cost Plus %	CO, NM Cost Plus %
1	$63,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
2	$69,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
3	$75,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
4	$81,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
5	$87,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
6	$93,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
7	$99,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
8	$105,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
9	$111,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
10	$117,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
11	$123,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
12	$129,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
13	$135,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
14	$141,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
15	$147,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
16	$153,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
17	$159,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
18	$235,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
19	$241,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
20	$247,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
21	$253,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
22	$259,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
23	$265,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
24	$273,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
25	$281,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
26	$289,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
27	$297,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
28	$305,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
29	$313,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
30	$321,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
31	$329,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
32	$337,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
32	$345,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]